SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: June 24, 1999
(Date of earliest event reported)

Commission File No. 333-65481

                      Norwest Asset Securities Corporation
--------------------------------------------------------------------------------


        Delaware                                        52-1972128
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)


         7485 New Horizon Way
          Frederick, Maryland                                           21703
--------------------------------------------------------------------------------
Address of principal executive offices                                (Zip Code)


                                 (301) 846-8881
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5. Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by PaineWebber Incorporated ("PaineWebber") and Greenwich Capital Markets, Inc. ("Greenwich Capital") which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------------                               -----------

      (99a) Computational Materials prepared by PaineWebber in connection with Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates, Series
                                     1999-18

      (99b) Computational Materials prepared by Greenwich Capital in connection with Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates,
                                     Series 1999-18

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORWEST ASSET SECURITIES CORPORATION

June 24, 1999

                                   By: /s/ Alan S. McKenney
                                       ------------------------
                                           Alan S. McKenney
                                           Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.                   Description                         Electronic (E)
-----------                   -----------                         --------------

   (99a)                      Computational Materials                 P
                              prepared by PaineWebber in
                              connection with Norwest Asset
                              Securities Corporation,
                              Mortgage Pass-Through
                              Certificates, Series 1999-18.

   (99b)                      Computational Materials                 P
                              prepared by Greenwich Capital
                              in connection with Norwest
                              Asset Securities Corporation,
                              Mortgage Pass-Through
                              Certificates, Series 1999-18.